UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                    811-07533

                              The Lou Holland Trust
                              ---------------------
               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
               (Address of principal executive offices) (Zip code)

                                Louis A. Holland
                      c/o Holland Capital Management, L. P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
                     (Name and address of agent for service)

                                 (312) 553-4830
                                 --------------
               Registrant's telephone number, including area code:


Date of fiscal year end:  December 31

Date of reporting period: June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.



                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO SHAREHOLDERS
AUGUST, 2004

                    Dear Shareholder:

                    STOCK MARKET REVIEW
                    -------------------

                    Stocks were positive for the first two quarters of 2004, with the S&P 500 ending the first half of the year up +3.4%. This return is relatively small when compared to the +11.9% return experienced by the Index during the same period last year. The Index's YTD performance includes a corrective phase that began in March that took the major stock market indices down -6% to -12% from their 2004 highs through mid-May. The market refused to react positively to good corporate earnings and better-than-expected economic data as concerns about the economy, oil prices, interest rates, and inflation held the attention of investors. However, stocks eventually bounced off their mid-May lows and the S&P 500 ended the 2nd quarter with a rise of +1.7%, matching the return of the 1st quarter. On June 30th, the Fed began a well-telegraphed policy change by raising short-term interest rates by 25 basis points to 1.25%, but the market showed little reaction as stocks had already discounted the increases, and the Fed raised rates again with a 25 basis point increase to 1.50% in early August. And while corporate earnings were up a strong +25% during the first and second quarter, stock prices have not shown significant price appreciation or P/E expansion as investors remain uncertain about the health of the economy, rising energy prices, interest rates, the fall elections, and the threat of terrorism.

                    During the first six months of the year, value stocks generally outperformed growth stocks. Additionally, small cap stocks outperformed large cap stocks with the small cap Russell 2000 Index up +6.8% versus the large cap Russell 1000 Index return of +3.3%. The tech-laden Nasdaq Composite ended the period up +2.2%, underperforming the S&P 500 as the small, speculative, low-quality stocks that had been the better-performing issues in 2003 and early 2004 were the issues that were most significantly impacted by the corrective phase that occurred at the end of the 1st quarter. Given the significant out-performance of small cap stocks versus large cap stocks over the past 5 years, we would expect them to return to their historical rates of return which would still exceed the slower earnings growth rates of the large capitalization S&P 500 Index.

                    PORTFOLIO REVIEW
                    ----------------

                    In the first half of 2004, energy and consumer related issues were the best performing S&P 500 market sectors, while technology, utilities, and healthcare were the worst performance market sectors. Consumer discretionary, financial services and integrated oils contributed the most to the Index's performance, while technology and autos & transportation contributed the least. The sectors contributing the most to the performance of the Russell 1000 Growth Index were consumer issues and healthcare. Technology and utilities contributed the least. Financial services, technology, and energy contributed the most to the Fund's performance, while utilities and autos & transportation detracted the most.

                    The Fund outperformed both benchmarks due to favorable individual stock selection. We are underweighted in the technology sector versus most growth stock managers due to our conservative investment philosophy and process; however we are overweighted in this group versus the S&P 500. We continue to have significant exposure to financial services issues, as these stocks more readily meet our growth-at-a-reasonable price criteria. Our financial holdings were good performers despite the recent weakness in these issues due to concerns about higher interest rates. The Federal Reserve Board has reiterated its intent to stay on a "measured" course as it relates to future rate increases, so we will continue to monitor the level and pace of any further increases and the impact this may have on the Fund. Energy sector holdings performed well as generally higher energy prices and concerns about supply disruptions helped this group's return. We have a slightly greater-than-market weight in this area.

--------------------------------------------------------------------------------
                                        1

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    STOCK MARKET OUTLOOK
                    --------------------

                    We believe that the U. S. economy will grow at a 3-5% growth rate in the foreseeable future because of the aging population. China and India in the developing world will grow twice as fast economically since their younger population is still consuming and consumption reflects 70% of economic activity. Because of the dramatic increase in the number of people over the age of 55 in America, consumption will decline and therefore create slower economic growth. Coupled with that is the historical high level of debt as exemplified by household debt currently at 112% of disposable personal income, the federal government budget deficit over $400 billion and total credit market debt over 300% of gross domestic product. If consumers are not consuming due to age, high energy prices, rising interest rates, and a poor job market, we are destined to have slower economic growth, slower earnings growth and lower rates of return for both stocks and bonds. After the 15-16% compounded annual rate of returns that investors received during the 1980's and 90's, we would expect stock returns to return to their historical norm of 6-8% annually. We continue to be concerned about the possibility of the return of rising inflation comparable to that which we experienced in 1966-1981, a period in which we had negative real rates of returns for both stocks and bonds.

                    OVERALL MORNINGSTAR RATING(TM) [GRAPHIC: 5 STARS]
                    -------------------------------------------------

                    The Lou Holland Growth Fund earned a five star [GRAPHIC:
                    5 STARS] Overall Rating from Morningstar for the period ending June 30 and July 31, 2004.

                    The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Lou Holland Growth Fund was rated against the following number of U.S. domiciled large growth funds over the following time periods: 985 funds in the last three years and 674 funds in the last five years. With respect to large growth funds, the Lou Holland Growth Fund received a Morningstar Rating of five stars [GRAPHIC:
                    5 STARS] for 3-, 5-year and since inception periods respectively. Past performance is no guarantee of future results. These ratings change monthly.

                    For each fund with at least three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

                    Sincerely,


                    /s/ Louis A. Holland                    /s/ Monica L. Walker

                    Louis A. Holland                        Monica L. Walker
                    Portfolio Manager                       Portfolio Manager



--------------------------------------------------------------------------------
                                        2

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Line chart:
                              Russell 1000      Russell Mid-Cap      Lou Holland
                S&P 500       Growth Index      Growth Index         Growth Fund
4/29/96         10000         10000             10000                10000
                11500         11397             10529                11462
6/30/97         13861         13625             10529                13355
                15339         14873             12902                14663
6/30/98         18061         17903             12902                17289
                19749         20628             15207                19904
6/30/99         22194         22785             17365                20806
                23903         27469             23006                21698
6/30/00         23803         28633             25800                22250
                21729         21309             20301                20923
6/30/01         20274         18274             17668                20048
                19147         16957             16208                19841
6/30/02         16627         13434             13014                17536
                14915         12228             11765                15580
6/30/03         16670         13828             13970                17429
                19194         15865             16790                19889
6/30/04         19854         16300             17786                20886

--------------------------------------------------------------------------------
  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. Performance data quoted represents past performance; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hollandcap.com/lhgF.html.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 621 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

  RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 483 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index.
--------------------------------------------------------------------------------

        Average Annual Rate of Return for the Periods Ended June 30, 2004
                                                                                   Since
                                                                                  Inception
                                   Year-to-date   1 Year     3 Year      5 Year    4/29/96
                                   ------------   ------     ------      ------   ---------
      Lou Holland Growth Fund          5.01%      19.83%      1.37%       0.08%     9.43%
      S&P 500 Index                    3.44%      19.11%     -0.69%      -2.20%     8.76%
      Russell 1000 Growth Index        2.74%      17.88%     -3.74%      -6.48%     6.16%
      Russell Mid-Cap Growth Index     5.94%      27.33%      0.23%       0.49%     7.30%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       3

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
(UNAUDITED)

ASSETS:
   Investments, at market value
     (cost $30,075,951)                  $35,507,461
   Dividends receivable                       26,402
   Interest receivable                         1,046
   Other assets                                  500
                                         -----------
   Total Assets                           35,535,409
                                         -----------

 LIABILITIES:
   Payable for securities
     purchased                               362,686
   Payable to Investment Manager              24,138
   Accrued expenses and
     other liabilities                        14,467
   Due to Custodian                            6,468
                                         -----------
   Total Liabilities                         407,759
                                         -----------
NET ASSETS                               $35,127,650
                                         ===========

NET ASSETS CONSIST OF:
   Capital stock                         $29,552,650
   Accumulated net realized
     gain on investments                     143,490
   Net unrealized appreciation
     on investments                        5,431,510
                                         -----------
   Total Net Assets                      $35,127,650
                                         ===========

Shares outstanding                         2,018,932

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                             $     17.40
                                         ===========


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income                       $  183,397
   Interest income                            5,214
                                         ----------
   Total Investment Income                  188,611
                                         ----------

EXPENSES:
   Investment management fees               144,292
   Professional fees                         41,697
   Accounting Administration fees            33,993
   Shareholder servicing fees                18,772
   Federal and state registration            10,295
   Custody fees                               8,493
   Reports to shareholders                    5,188
   Director fees                              4,000
   Interest                                     515
   Other                                      6,770
                                         ----------
   Total expenses before
     waiver and reimbursement               274,015
   Less: Waiver and reimbursement
     from Investment Manager                (43,633)
                                         ----------
   Net Expenses                             230,382
                                         ----------

NET INVESTMENT LOSS                         (41,771)
                                         ----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on
     investments                          1,169,556
   Change in unrealized appreciation
     on investments                         635,969
                                         ----------
   Net realized and unrealized
     gain on investments                  1,805,525
                                         ----------
NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            $1,763,754
                                         ==========


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
                                                  FOR THE SIX MONTHS
                                                  ENDED JUNE 30, 2004        YEAR ENDED
                                                      (UNAUDITED)         DECEMBER 31, 2003
                                                  -------------------    ------------------
OPERATIONS:
   Net investment loss                                $   (41,771)           $   (26,426)
   Net realized gain on investments                     1,169,556                 89,970
   Change in unrealized appreciation
     on investments                                       635,969              5,963,671
                                                      -----------            -----------
   Net increase in net assets
     from operations                                    1,763,754              6,027,215
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            5,343,635             14,803,528
   Cost of shares redeemed                             (6,802,332)            (4,300,508)
                                                      -----------            -----------
   Net (decrease) increase in net assets
     from capital share transactions                   (1,458,697)            10,503,020
                                                      -----------            -----------

TOTAL INCREASE IN NET ASSETS                              305,057             16,530,235
                                                      -----------            -----------

NET ASSETS:
   Beginning of period                                 34,822,593             18,292,358
                                                      -----------            -----------
   End of period                                      $35,127,650            $34,822,593
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            311,177                994,726
   Shares redeemed                                       (392,669)              (303,782)
                                                      -----------            -----------
   Net (decrease) increase                                (81,492)               690,944
                                                      ===========            ===========

                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------
                                        5

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS

                                FOR THE SIX
                                MONTHS ENDED                         YEARS ENDED DECEMBER 31,
                               JUNE 30, 2004     ----------------------------------------------------------------
                                (UNAUDITED)       2003          2002           2001           2000          1999
                                  ------         ------        ------         ------         ------        ------
Per Share Data (for a share
   outstanding through
   out the period):
Net asset value, beginning
   of period                      $16.58         $12.98        $16.53         $18.66         $20.87        $19.21
                                  ------         ------        ------         ------         ------        ------
Income from
   investment operations:
Net investment (loss)(1)           (0.02)         (0.02)        (0.02)         (0.04)         (0.07)        (0.03)
   Net realized and
     unrealized gains (losses)
     on investments                 0.84           3.62         (3.53)         (0.91)         (0.66)         1.76
                                  ------         ------        ------         ------         ------        ------
   Total from investment
     operations                     0.82           3.60         (3.55)         (0.95)         (0.73)         1.73
                                  ------         ------        ------         ------         ------        ------

Less distributions:
   Dividend from net
     investment income                --             --            --             --             --            --
   Distributions from
     capital gains                    --             --            --          (1.18)         (1.48)        (0.07)
                                  ------         ------        ------         ------         ------        ------
   Total distributions                --             --            --          (1.18)         (1.48)        (0.07)
                                  ------         ------        ------         ------         ------        ------
   Net asset value,
     end of period                $17.40         $16.58        $12.98         $16.53         $18.66        $20.87
                                  ======         ======        ======         ======         ======        ======

Total return                        4.95%(2)      27.73%       (21.48)%        (5.17)%        (3.58)%        9.01%

Supplemental data and ratios:
   Net assets,
     end of period           $35,127,650    $34,822,593   $18,292,358    $13,087,056    $10,642,503   $11,171,660

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement                1.61%(3)       1.69%         1.86%          2.32%          2.21%         2.48%
     After expense
       reimbursement                1.35%(3)       1.35%         1.35%          1.35%          1.35%         1.35%

   Ratio of net investment
     (loss) to average net assets
     Before expense
       reimbursement               (0.51)%(3)     (0.45)%       (0.67)%        (1.28)%        (1.21)%       (0.97)%
     After expense
       reimbursement               (0.25)%(3)     (0.11)%       (0.16)%        (0.31)%        (0.35)%        0.16%

   Portfolio turnover rate         28.11%         37.10%        41.12%         66.95%         52.72%        24.13%

(1) In 2004 and 2003, net investment (loss) per share is calculated using average shares outstanding. In 2002, 2001, 2000 and 1999, net investment
    (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(2) Not Annualized.
(3) Annualized.


--------------------------------------------------------------------------------
                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

   NUMBER OF                                                   MARKET
    SHARES                                                      VALUE
--------------                                              -----------
                COMMON STOCKS - 96.7%(a)
                CONSUMER DISCRETIONARY - 13.2%
         8,050  Carnival Corp. f                            $   378,350
         9,600  Comcast Corp.*                                  269,088
        11,300  International Speedway Corp.                    549,632
         7,300  Kohl's Corp.*                                   308,644
        61,500  Liberty Media Corp.*                            552,885
         3,040  Liberty Media
                  International, Inc.*                          112,784
         4,500  Omnicom Group Inc.                              341,505
        10,500  Polo Ralph Lauren Corp.                         361,725
        20,300  Time Warner Inc.*                               356,874
         8,200  Viacom Inc. Cl B                                292,904
        15,000  Wal-Mart Stores, Inc.                           791,400
         8,000  Weight Watchers
                  International, Inc.*                          313,120
                                                            -----------
                                                              4,628,911
                                                            -----------

                CONSUMER STAPLES - 6.7%
        16,500  Estee Lauder Companies Inc.                     804,870
         8,400  Newell Rubbermaid Inc.                          197,400
        14,700  PepsiCo, Inc.                                   792,036
        15,300  Walgreen Co.                                    554,013
                                                            -----------
                                                              2,348,319
                                                            -----------

                ENERGY/OIL - 7.2%
        13,800  BP p.l.c.-Spons ADR f                           739,266
        12,200  Burlington Resources Inc.                       441,396
        18,700  Exxon Mobil Corp.                               830,467
        18,000  XTO Energy, Inc.                                536,220
                                                            -----------
                                                              2,547,349
                                                            -----------



   NUMBER OF                                                   MARKET
    SHARES                                                      VALUE
--------------                                              -----------
                FINANCIALS - 15.5%
        25,500  Citigroup Inc.                              $ 1,185,750
        12,600  Countrywide Financial Corp.                     885,150
        16,200  Doral Financial Corp.                           558,900
        11,400  Fannie Mae                                      813,504
         6,400  Fifth Third Bancorp                             344,192
         5,200  Goldman Sachs Group, Inc.                       489,632
        10,200  H&R Block, Inc.                                 486,336
        13,200  MBNA Corp.                                      340,428
         8,600  SLM Corp.                                       347,870
                                                            -----------
                                                              5,451,762
                                                            -----------

                FINANCIAL INSURANCE - 7.3%
         7,800  AFLAC INC.                                      318,318
        16,200  American International
                  Group, Inc.                                 1,154,736
         5,500  MBIA Inc.                                       314,160
        20,500  Willis Group Holdings Ltd. f                    767,725
                                                            -----------
                                                              2,554,939
                                                            -----------

                HEALTH CARE/OTHER - 4.2%
         6,800  Cardinal Health, Inc.                           476,340
        16,300  First Health Group Corp.*                       254,443
         7,300  Medtronic, Inc.                                 355,656
         8,100  Waters Corp.*                                   387,018
                                                            -----------
                                                              1,473,457
                                                            -----------

                HEALTH CARE/PHARMACEUTICALS - 11.4%
         3,750  Allergan, Inc.                                  335,700
         8,900  Biogen Idec Inc.*                               562,925
         6,400  Johnson & Johnson                               356,480
        40,400  Pfizer Inc.                                   1,384,912
        29,000  Schering-Plough Corp.                           535,920
         5,300  Teva Pharmaceutical Industries
                  Ltd. Spons ADR f                              356,637
        17,200  Watson Pharmaceuticals, Inc.*                   462,680
                                                            -----------
                                                              3,995,254
                                                            -----------



                     See Notes to the Financial Statements.

--------------------------------------------------------------------------------
                                        7

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2004 (UNAUDITED)

   NUMBER OF                                                   MARKET
    SHARES                                                      VALUE
--------------                                              -----------
                OTHER/CONGLOMERATE - 5.4%
        45,400  General Electric Co.                        $ 1,470,960
        11,200  Honeywell International Inc.                    410,256
                                                            -----------
                                                              1,881,216
                                                            -----------

                TECHNOLOGY/HARDWARE - 5.8%
        33,200  Intel Corp.                                     916,320
         4,800  International Business
                  Machines Corp.                                423,120
        17,300  Linear Technology Corp.                         682,831
                                                            -----------
                                                              2,022,271
                                                            -----------

                TECHNOLOGY/IMAGING - 1.1%
         4,200  Lexmark International, Inc.*                    405,426
                                                            -----------

                TECHNOLOGY/SERVICE - 6.0%
         6,400  Affiliated Computer
                  Services, Inc.*                               338,816
         9,500  Automatic Data
                  Processing, Inc.                              397,860
         8,100  CDW Corp.                                       516,456
        41,700  Citrix Systems, Inc.*                           849,012
                                                            -----------
                                                              2,102,144
                                                            -----------

                TECHNOLOGY/SOFTWARE - 9.8%
         7,900  Adobe Systems Inc.                              367,350
        14,700  Cognos, Inc.* f                                 531,552
        52,100  Microsoft Corp.                               1,487,976
        14,200  Symantec Corp.*                                 621,676
         5,100  Zebra Technologies Corp.*                       443,700
                                                            -----------
                                                              3,452,254
                                                            -----------



   NUMBER OF                                                   MARKET
    SHARES                                                      VALUE
--------------                                              -----------
                TELECOMMUNICATIONS SERVICES - 2.2%
        27,700  Motorola, Inc.                              $   505,525
        19,500  Nokia Corp. "A"
                  Spons ADR f                                   283,530
                                                            -----------
                                                                789,055
                                                            -----------

                UTILITIES - 0.9%
         5,400  Kinder Morgan, Inc.                             320,166
                                                            -----------
                Total common stocks
                  (cost $28,541,013)                         33,972,523
                                                            -----------

  PRINCIPAL
    AMOUNT
--------------

                SHORT-TERM
                  INVESTMENTS - 4.4% (a)
                VARIABLE RATE
                  DEMAND NOTE - 4.4 %

$    1,534,938  U.S. Bank, N.A., 1.11%                        1,534,938
                                                            -----------
                Total variable rate demand
                  note  (cost $1,534,938)                     1,534,938
                                                            -----------
                Total investments - 101.1%
                  (cost $30,075,951)                         35,507,461
                                                            -----------
                Other liabilities in excess
                  of assets - (1.1%)                           (379,811)
                                                            -----------
                TOTAL NET ASSETS - 100%                     $35,127,650
                                                            ===========

 * Non-income producing security.
f  Foreign Security.


--------------------------------------------------------------------------------
                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The
                           Fund commenced operations on April 29, 1996. The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded, securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. At December 31, 2003, the Fund had accumulated capital loss carryforwards of $984,391 expiring in varying amounts through 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                           d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires


--------------------------------------------------------------------------------
                                        9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND



NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                           management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           six months ended June 30, 2004, were as follows:

                                                     PURCHASE           SALES
                                                   -----------      ------------
                           U.S. Government         $        --      $         --
                           Other                   $ 9,301,410      $ 10,532,367

                           At June 30, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $6,227,573
                           (Depreciation)                              (860,397)
                                                                     ----------
                           Net appreciation on investments           $5,367,176
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes.

                           At June 30, 2004, the cost of investments for federal income tax purposes was $30,140,285.


--------------------------------------------------------------------------------
                                       10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $5,410,704
                           (Depreciation)                              (733,437)
                                                                     ----------
                           Net appreciation on investments           $4,677,267
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2003, the Fund has realized $167,479 of the appreciation.

                           At December 31, 2003, the cost of investments for federal income tax purposes was $29,804,896.

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the six months ended June 30, 2004, the Adviser has waived and reimbursed the Fund $43,633.

                           Holland Capital Management, LP serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, LP. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. Fiduciary Management, Inc. is the administrator and accounting services agent for the Fund.


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

JAMES H. LOWRY, Trustee
Vice President, The Boston Consulting Group;
President and CEO, James H. Lowry & Associates

LESTER H. MCKEEVER, JR., Trustee
Managing Principal, Washington, Pittman & McKeever
Certified Public Accountants & Management
Consultants

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

MONICA L. WALKER, Secretary
Portfolio Manager, Holland Capital Management, L.P.

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

CUSTODIAN AND TRANSFER AGENT
U.S. Bank, N.A.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, D.C.



                                  LOU HOLLAND
                                  GROWTH FUND








--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2004

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.


(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Lou Holland Trust

         Registrant

         By  /s/ Louis A. Holland
             ---------------------------------------------
             Louis A. Holland, Principal Executive Officer


         Date:  September 8, 2004
                -----------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         The Lou Holland Trust
         ---------------------------
         Registrant

         By:   /s/ Louis A. Holland           By:   /s/ Laura J. Janus
               ---------------------------          ---------------------------
               Louis A. Holland,                    Laura J. Janus,
               Principal Executive Officer          Principal Financial Officer


         Date: September 8, 2004              Date: September 8, 2004
               -----------------                    -----------------